SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                 (Date of earliest event reported): May 4, 2004

                           ARIAD PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                       0-21696                  22-3106987
         --------                       -------                  ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibits.

          99.1 The Registrant's Press Release dated May 4, 2004.

          This Press Release is being furnished pursuant to Item 12 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On May 4, 2004, ARIAD Pharmaceuticals, Inc. announced its financial results for the three months ended March 31, 2004. A copy of the Press Release is furnished pursuant to this Item 12 as Exhibit 99.1 to this Current Report on Form 8-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                ARIAD PHARMACEUTICALS, INC.



                                                By:    /s/ Edward M. Fitzgerald
                                                       -------------------------
                                                       Edward M. Fitzgerald
                                                       Senior Vice President and
                                                       Chief Financial Officer


Date:    May 4, 2004



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                                  EXHIBIT INDEX
                                  -------------
Exhibit                                                          Sequential Page
Number      Description                                              Number
-------     -----------                                          ---------------

99.1        The Registrant's Press Release dated May 4, 2004.           4




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